                                                            [GRAPHIC OMITTED]
                                                          Resource America, Inc.


                              FOR IMMEDIATE RELEASE
                              ---------------------

CONTACT:  STEVEN KESSLER
          CHIEF FINANCIAL OFFICER
          RESOURCE AMERICA, INC.
          1845 WALNUT STREET, SUITE 1000
          PHILADELPHIA, PA 19103
          215/546-5005, 215/546-4785 (fax)
--------------------------------------------------------------------------------
                             RESOURCE AMERICA, INC.
                            REPORTS OPERATING RESULTS
                 FOR SECOND FISCAL QUARTER ENDED MARCH 31, 2003

Philadelphia, PA May 8, 2003 - Resource America, Inc. (NASDAQ: REXI) (the "Company") reported net income of $3.1 million or $.18 per common share diluted for the second fiscal quarter ended March 31, 2003 as compared to net income of $3.1 million or $.18 per common share diluted for the second fiscal quarter ended March 31, 2002. Included in net income in the second fiscal quarter ended March 31, 2003 was a $1.2 million charge (including the Company's legal fees) resulting from the settlement of a lawsuit. The Company has filed a claim against its insurance carrier to recover this amount. Without this charge, the Company would have earned $3.9 million or $.22 per common share diluted for the second fiscal quarter ended March 31, 2003. Earnings before interest, taxes, depreciation, depletion and amortization (EBITDDA) was $10.7 million for the second fiscal quarter ended March 31, 2003 as compared to $10.6 million for the second fiscal quarter ended March 31, 2002, an increase of $114,000 (1%). The following reconciles EBITDDA to our income from continuing operations for the second fiscal quarters ended March 31, 2003 and 2002.

                                                                                  Three Months Ended
                                                                                       March 31
                                                                                  ------------------
                                                                                  2003          2002
                                                                                --------       -------
                                                                                     (in thousands)
                 Income from continuing operations...........................    $ 3,095       $ 3,313
                 Plus:
                    Interest expense.........................................      3,071         3,077
                    Income taxes.............................................      1,458         1,640
                    Depreciation, depletion and amortization.................      3,103         2,583
                                                                                 -------       -------
                 EBITDDA.....................................................    $10,727       $10,613
                                                                                 =======       =======

Net Income for the six months ended March 31, 2003 was $4.9 million as compared to net income of $5.3 million for the six months ended March 31, 2002, a decrease of $451,000. Net income per common share diluted was $.28 per common share for the six months ended March 31, 2003 as compared to $.30 per common share for the second quarter ended March 31, 2002, a decrease of $.02 (7%). Without the legal settlement referred to above, the Company would have earned $5.7 million or $.32 per common share diluted for the six months ended March 31, 2003.

At March 31, 2003, the Company managed approximately $1.8 billion in these sectors as follows:

                     Energy assets..............................    $363 million
                     Real Estate finance assets.................    $632 million
                     Financial services assets..................    $761 million

Energy revenues, however, were 87% of total revenues for the quarter ended March 31, 2003.

Highlights for the Second Fiscal Quarter Ended March 31, 2003 and Recent Developments

     >> The Company increased its managed assets to $1.8 billion at March 31, 2003 from $1.6 billion at December 31, 2002, an increase of 12%.

     >> The Company's energy division drilled and substantially completed 123 net wells during the second fiscal quarter ended March 31, 2003, as compared to 86 net wells during the second fiscal quarter ended March 31, 2002.

     >> Natural gas revenues were $9.4 million in the second fiscal quarter ended March 31, 2003, as compared to $6.6 million in the second fiscal quarter ended March 31, 2002, an increase of $2.8 million (43%).

     >> Atlas Pipeline Partners, L.P., (AMEX:APL) a publicly traded natural gas pipeline limited partnership of which the Company is the general partner and principal owner, completed a public offering of 950,000 common units of limited partner interest. The net proceeds after underwriting discounts and commissions will be approximately $22.2 million.

     >> The Company and an unaffiliated partner closed its second Collateralized Debt Obligation secured by $400.0 million of trust preferred securities bringing total issuance of such pools to $730.0 million. The Company expects to close, in the quarter ending June 30, 2003, the third secured CDO issuance collateralized by a pool of approximately $300.0 million of diversified trust preferred securities.

     >> The Company repurchased 191,500 shares of its common stock at an average price of $8.76 at a range of $7.95 to $9.15 for the second fiscal quarter ended March 31, 2003.

     >> The Company's leasing division, LEAF Financial Corp., entered into an agreement to originate and service leases relating to a diversified portfolio of business essential equipment on behalf of Merrill Lynch.

     >> The Company closed its first real estate investment partnership, SR Real Estate Investors, LP, a joint venture with an unaffiliated partner focusing on the acquisition of multi-family properties. The partnership was oversubscribed and has already begun to acquire property.

     >> The Company entered into a Letter of Intent to recapitalize its loan position in the Evening Star building. After expenses of the transaction, the Company anticipates realizing proceeds of approximately $30.0 million in cash while retaining a loan receivable of approximately $15.5 million.

     >> The Company engaged Cushman & Wakefield to explore the potential recapitalization of the Alex. Brown building, a 475,000 square foot, class `A' office building located in Baltimore Maryland and entered into agreements to sell a property located in Pittsburgh, PA and a loan secured by a property in Bucks County, PA. The Company has also engaged a broker to sell or recapitalize a loan on a property located in Washington, DC.

Resource America, Inc. is a proprietary asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in energy, real estate and financial services. For additional information visit our website at www.resourceamerica.com or contact investor relations at pschreiber@resourceamerica.com.

Statements made in this release include forward-looking statements, which involve substantial risks and uncertainties. The Company's actual results, performance or achievements could differ materially from those expressed or implied in this release. For information pertaining to risks relating to these forward-looking statements, reference is made to the section "Risk Factors" contained in Item 1 of the Company's Annual Report on Form 10-K/A.

The remainder of this release contains the Company's unaudited consolidated balance sheets, statements of income and certain information relating to the revenues recognized and costs and expenses incurred in the Company's energy and real estate finance operations during the periods indicated.

                             RESOURCE AMERICA, INC.
                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except share data)

                                                                                       March 31,          September 30,
                                                                                         2003                 2002
                                                                                   ----------------        -----------
                                                                                     (unaudited)
                                    ASSETS
Current assets:
    Cash and cash equivalents.................................................       $       27,583        $       25,736
    Accounts receivable.......................................................               16,670                16,060
    Assets held for disposal..................................................                    -                 5,488
    Prepaid expenses..........................................................                4,599                 2,696
                                                                                     --------------        --------------
      Total current assets....................................................               48,852                49,980
Investments in real estate loans and ventures.................................              201,425               202,423
Investment in RAIT Investment Trust...........................................               24,527                29,580
Property and equipment:
    Oil and gas properties and equipment (successful efforts).................              140,482               126,983
    Gas gathering and transmission facilities.................................               30,569                28,091
    Other.....................................................................                8,715                 8,390
                                                                                     --------------        --------------
                                                                                            179,766               163,464
Less - accumulated depreciation, depletion and amortization...................              (49,681)              (44,287)
                                                                                     ---------------       --------------
      Net property and equipment..............................................              130,085               119,177
Goodwill......................................................................               37,471                37,471
Intangible assets.............................................................                8,971                 9,589
Other assets..................................................................               18,763                19,278
                                                                                     --------------        --------------
                                                                                     $      470,094        $      467,498
                                                                                     ==============        ==============
                     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Current portion of long-term debt.........................................       $        3,731        $        4,320
    Accounts payable..........................................................               16,151                12,378
    Accrued interest..........................................................                1,628                 1,760
    Liabilities associated with assets held for disposal......................                    -                11,317
    Accrued liabilities.......................................................               11,029                 9,808
    Estimated income taxes....................................................                  812                   893
    Deferred revenue on drilling contracts....................................                9,034                 4,948
                                                                                     --------------        --------------
      Total current liabilities...............................................               42,385                45,424
Long-term debt:
    Senior....................................................................               65,336                65,336
    Non-recourse..............................................................               65,722                68,220
    Other.....................................................................               23,283                17,634
                                                                                     --------------        --------------
                                                                                            154,341               151,190
Liabilities associated with assets held for disposal..........................                    -                 3,144
Asset retirement obligations..................................................                3,300                     -
Deferred revenue and other liabilities........................................                  802                 1,074
Deferred income taxes.........................................................               15,943                13,733
Minority interest.............................................................               19,140                19,394
Commitments and contingencies.................................................                    -                     -
Stockholders' equity:
    Preferred stock, $1.00 par value: 1,000,000 authorized shares.............                    -                     -
    Common stock, $.01 par value; 49,000,000 authorized shares................                  251                   250
    Additional paid-in capital................................................              223,747               223,824
    Less treasury stock, at cost..............................................              (77,651)              (74,828)
    Less ESOP loan receivable.................................................               (1,185)               (1,201)
    Accumulated other comprehensive income....................................                5,718                 5,911
    Retained earnings.........................................................               83,303                79,583
                                                                                     --------------        --------------
      Total stockholders' equity..............................................              234,183               233,539
                                                                                     --------------        --------------
                                                                                     $      470,094        $      467,498
                                                                                     ==============        ==============

                                                   RESOURCE AMERICA, INC.
                                             CONSOLIDATED STATEMENTS OF INCOME
                                                        (Unaudited)

                                                                     Three Months Ended            Six Months Ended
                                                                          March 31                     March 31
                                                                 ---------------------------  --------------------------
                                                                     2003           2002          2003          2002
                                                                 ------------   ------------  ------------   -----------
                                                                          (in thousands, except per share data)
REVENUES:
   Energy.....................................................     $  36,336      $  26,670     $  54,296      $  55,427
   Real estate finance........................................         3,489          5,620         6,648          9,304
   Equity in earnings of unconsolidated investees.............           108              -           108              -
   Interest and other.........................................         1,736          1,913         4,004          3,254
                                                                   ---------      ---------     ---------      ---------
                                                                      41,669         34,203        65,056         67,985
COSTS AND EXPENSES:
   Energy.....................................................        25,830         20,260        36,816         40,861
   Real estate finance........................................           937            464         1,783            987
   General and administrative.................................         1,306          1,574         2,904          2,840
   Provision for legal settlement.............................         1,185              -         1,185              -
   Depreciation, depletion and amortization...................         3,103          2,583         6,086          5,380
   Interest...................................................         3,071          3,077         6,409          6,392
   Provision for possible losses..............................           800            650         1,173            800
   Minority interest in Atlas Pipeline Partners, L.P..........           884            642         1,529          1,395
                                                                   ---------      ---------     ---------      ---------
                                                                      37,116         29,250        57,885         58,655
                                                                   ---------      ---------     ---------      ---------
Income from continuing operations before income taxes.........         4,553          4,953         7,171          9,330
Provision for income taxes....................................         1,458          1,640         2,295          3,087
                                                                   ---------      ---------     ---------      ---------
Income from continuing operations.............................         3,095          3,313         4,876          6,243

Discontinued operations:
   Loss on discontinued operations, net of tax benefit of
     $94 and $448.............................................             -           (175)            -           (916)
                                                                   ---------      ---------     ---------      ---------
Net income....................................................     $   3,095      $   3,138     $   4,876      $   5,327
                                                                   =========      =========     =========      =========

Net income per common share - basic:
   From continuing operations.................................     $     .18      $     .19     $     .28      $     .36
   From discontinued operations...............................             -           (.01)            -           (.05)
                                                                   ---------      ---------     ---------      ---------
Net income per common share - basic...........................     $     .18      $     .18     $     .28      $     .31
                                                                   =========      =========     =========      =========
Weighted average common shares outstanding....................        17,118         17,444        17,245         17,438
                                                                   =========      =========     =========      =========

Net income per common share - diluted:
   From continuing operations.................................     $     .18      $     .19     $     .28      $     .35
   From discontinued operations...............................             -           (.01)            -           (.05)
                                                                   ---------      ---------     ---------      ---------
Net income per common share - diluted.........................     $     .18      $     .18     $     .28      $     .30
                                                                   =========      =========     =========      =========
Weighted average common shares................................        17,398         17,785        17,524         17,768
                                                                   =========      =========     =========      =========

Results of Operations: Energy

The following tables set forth information relating to revenues recognized and costs and expenses incurred, daily production volumes, average sales prices and production costs per equivalent unit in our energy operations during the periods indicated:

                                                                    Three Months Ended            Six Months Ended
                                                                         March 31,                    March 31,
                                                                 --------------------------    ------------------------
                                                                    2003            2002          2003          2002
                                                                 ----------     -----------    ----------    ----------
                                                                                 (in thousands, except
                                                                          sales price and production cost data)
Revenues:
    Production................................................   $    9,416     $     6,570    $   17,485    $   13,896
    Well drilling.............................................       23,366          16,758        29,949        34,739
    Well services.............................................        2,152           2,020         4,052         4,118
    Transportation............................................        1,402           1,322         2,810         2,674
                                                                 ----------     -----------    ----------    ----------
                                                                 $   36,336     $    26,670    $   54,296    $   55,427
                                                                 ==========     ===========    ==========    ==========

Costs and expenses:
    Production................................................   $    1,644     $     1,676    $    3,179    $    3,300
    Exploration...............................................          958             238         1,009           656
    Well drilling.............................................       20,318          14,775        26,043        30,395
    Well services.............................................        1,085             991         1,940         1,908
    Transportation............................................          612             491         1,203         1,058
    Non-direct................................................        1,213           2,089         3,442         3,544
                                                                 ----------     -----------    ----------    ----------
                                                                 $   25,830     $    20,260    $   36,816    $   40,861
                                                                 ==========     ===========    ==========    ==========

Production revenues:
    Gas (1)...................................................   $    8,231     $     5,947    $   15,281    $   12,360
    Oil.......................................................   $    1,187     $       605    $    2,203    $    1,513

Production volume:
    Gas (mcf/day) (1) (2).....................................       17,933          18,771        18,648        19,684
    Oil (bbls/day) (2)........................................          410             388           429           461

Average sales prices:
    Gas (per mcf)  (3)........................................   $     5.10     $      3.52    $     4.50    $     3.45
    Oil (per bbl).............................................   $    32.17     $     17.32    $    28.24    $    18.03

Average production costs:
    As a percent of production revenues.......................           17%             26%           18%           24%
    Per mcf equivalent unit (2)...............................   $      .90     $       .88    $      .82    $      .81

(1)      Excludes sales of residual gas and sales to landowners.

(2) As used in this discussion, "mcf" and mmcf" means thousand cubic feet and million cubic feet; "mcfe" and mmcfe" means thousand cubic feet equivalent and million cubic feet equivalent, and "bbls" means barrels. Bbls are converted to mcfs equivalent using the ratio of six bbls to one mcf.

(3) Our average sales price per mcf before the effects of hedging was $5.16 and $4.53 for the three months and six months ended March 31, 2003. No contracts were settled during the six months ended March 31, 2002.

Results of Operations: Real Estate Finance

         The following table sets forth certain information relating to the revenues recognized and costs and expenses incurred in our real estate finance operations during the periods indicated:

                                                                        Three Months Ended            Six Months Ended
                                                                             March 31,                   March 31,
                                                                    --------------------------    ------------------------
                                                                       2003            2002          2003          2002
                                                                    ----------     -----------    ----------    ----------
                                                                                        (in thousands)
   Revenues:
       Interest..................................................   $    1,799     $     2,677    $    3,730    $    5,005
       Accreted discount.........................................          714             985         1,409         2,186
       Gains on resolution of loans .............................            -           1,641           813         1,641
       Equity in earnings of equity investees....................          387             181            39           268
       (net of depreciation of $490 and $219)....................
       Net rental and fee income.................................          589             136           657           204
                                                                    ----------     -----------    ----------    ----------
                                                                    $    3,489     $     5,620    $    6,648    $    9,304
                                                                    ==========     ===========    ==========    ==========

   Costs and expenses............................................   $      937     $       464    $    1,783    $      987
                                                                    ==========     ===========    ==========    ==========